Exhibit 99.1

AI - Driven Predictive Operations April 2023 AI - Based Prediction Enabling Digital Transformation

2 FORWARD - LOOKING STATEMENT DISCLAIMER This Presentation includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, with respect to the financial condition, liquidity, results of operations, future performance, and business of the Company . These forward - looking statements are intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are those that are not historical facts . Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results . Forward - looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control) . Forward - looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could . ” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements include, but are not limited to : (i) changes in general business, industry or economic conditions, or competition ; (ii) changes in any applicable law, rule, regulation, policy, guideline, or practice governing or affecting technology companies with respect to tax or accounting principles or otherwise ; (iii) adverse changes or conditions in capital and financial markets ; (iv) changes in interest rates ; (v) changes in state and federal law and regulations governing the technology industry and companies that provide services for that industry ; (vi) adequacy of cash management practices ; (vii) increased competition ; (viii) loss of certain key officers ; (ix) continued relationships with major customers ; (x) our ability to enter into relationships with partners as part of our business plan to provide technology services ; (xi) rapidly changing technology ; (xii) unanticipated regulatory or judicial proceedings and liabilities and other costs ; (xiii) changes in the cost of funds, demand for technology products, or demand for technology services ; (xiv) other economic, competitive, governmental, social or technological factors affecting our operations, markets, products, services, and prices ; (xv) impact of the COVID - 19 pandemic, and the micro, macro, and industry - specific economic effects thereof ; and (xvi) our success at managing the foregoing items . Such developments could have an adverse impact on our financial position and our results of operations . The forward - looking statements are based upon management’s beliefs and assumptions . Any forward - looking statement made herein speaks only as of the date of this Presentation . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law . RISK FACTORS In addition to the factors described above, the following factors, among others, could cause actual results to differ materially from forward - looking statements : (1) the Company’s ability to close the acquisition described in this Presentation and to effectively integrate and grow the proposed target’s operations ; (2) our ability to accomplish our business plan following the proposed acquisition ; (3) our ability to become profitable following the proposed acquisition ; (4) changes in applicable state and federal laws relating to the technology industry or otherwise that may materially impact our proposed business and the benefits of our potential acquisition ; (5) we may not be able to generate sufficient cash to service all of our debt ; (6) we may not be able to attract customers and users of our services following the closing of the proposed acquisition ; and (7) terms of the Securities to be issued in the Offering . Certain of the information contained herein may be derived from information provided by industry sources . The Company believes that such information is accurate and that the sources from which it has been obtained are reliable . The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information . The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company . The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom . This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction . Disclaimers

3 Highly Specialized Software Company Superior AI - based solutions for real - time predictive maintenance driven by machine learning and cognitive computing Proprietary Cloud - Based Technology Serving Global 5G Network Operators Adopted by leading network of operators with active deployments Software - based monetization model with recurring revenues Scalable, patented, fully - containerized, multi - edge/multi - cloud, vendor - agnostic, cloud - native technology High Growth and Superior Margins Company Highlights $3.5m total assets in 6 global markets >75% gross margin >1m nodes deployed

Globally Recognized Leadership



Bhargab Mitra
Chief Executive Officer

Pioneered Telco Managed Service and Managed Capacity businesses for telecom networks. Specializes in Innovation and Outsourcing. Previous senior management roles in large MNCs.



Ng Mei Lan
Head of Finance

20+ years of audit and financial management experience Previous senior finance positions at Aviat Networks. KPMG, Hewlett Packard and Nokia.



Dennis Lorenzin
Chief Product Officer

Created first Telco specialized cloud-native and AI-enabled platform in the industry. Experienced senior executive with expertise in analytics and artificial intelligence/ machine learning enabled businesses.



Giuseppe Donagemma
Chairman

Heads largest VC fund in Italy focused on seed and early stage. Wide C-level experience in large global companies. Serial investor, multiple Board and Advisory positions.

Designated Gartner Cool Vendor 2018


Emerging Enterprise Award 2020
INNOVATE RESILIENT SUSTAINABLE

Emerging Enterprise Awards Finalist Singapore 2020

Gartner cites Avanseus as Representative Vendor Offering AI in CSP Network Operations 2023

4

5 FAT Projects Acquisition Corp. Sponsor Background The Ideal Partner For Avanseus Ability to help drive performance through active long - term support Provide direct access to both organic and inorganic growth opportunities Deep sector expertise as C - level operators & tech entrepreneurs Proven track record of successful M&A transaction & PMI 01 02 03 04 The Sponsor is a team of industry experts that have managed operations from concept to public company exit, raised and deployed institutional capital, and held Board seats on multiple private and public companies with a strong emphasis on Asia - based businesses . Nils Michaelis President, COO, Head of M&A Tristan Lo Chairman, Co - CEO David Andrada CFO, Co - CEO, FATP Interim CFO, Avanseus 1

“Leveraging advances in AI and predictive analytics to make networks more resilient and reliable and enable operational efficiency and future innovation ”

7 Avanseus Headquartered in Singapore 85 staff across 9 countries Avanseus Customer Avanseus Office/Entity LATAM (Brazil) Sri Lanka India Americas (San Jose) Europe United Kingdom Germany Italy SINGAPORE (HQ) Türkiye Avanseus Global Presence

8 Universal prediction platform with broad integration and easy deployment Cutting - edge proprietary algorithms Use Cases, solving industry pain points, that are innovative and reusable Domain - and vendor - agnostic propositions Network performance know - how Competitive Advantages Effectively monitoring, maintaining, and optimizing asset operations Strong partnerships with a focus on large - scale digital transformation Patented technology Tier - one product installed base Low - latency and high - speed solutions for 5G transition Proven accuracy, cost savings, and performance improvement

9 Our Predictive AI Product Offerings Augmented Operations Applications that analyze detailed performance data of an entity’s technology infrastructure to predict the health status of each component, preventing unplanned outages and potential safety issues. Focused on likelihood of equipment failure Energy Management 1 Applications that help enterprises improve efficiency in their consumption of an increasingly - costly resource and achieve ESG goals. Focused on energy utilization efficiencies Health and Performance Management Applications predicting future infrastructure behavior and enabling more accurate planning of infrastructure expansion & better use of deployed technology assets. Focused on overall performance 1 . Energy Management product expected to launch 2 H 23

10 How We Unlock Value for Our Customers We predict future incidents in operations before service degradation … … prioritizing the most valuable, proactive actions saves time and cost … … and identifying the causes that impact availability and performance Augmented Operations • Each prediction is automatically issued with Service IMPACT and RCA identifying real problems degrading the network performance • Generates top priority, actionable predictions with the greatest positive business impact • Predicts incident events up to 7 days in advance • Predicts performance degradation by hours/days • Prediction accuracy reaches +90% (avg +75%) PREDICTION PRIORITIZAZTION ROOT CAUSE ANALYSIS

11 Commercial Platform Trusted by Market Leaders Identification of Weak Points Network Transformation Improved Performance Product Stickiness Positioned for Growth Deployment □ Global technology communications group □ Leading pan India telecom service provider □ Leading German telecom service provider □ Leading Brazilian telecommunications company □ Telecom operator in the Asia Pacific region □ Partner providing Avanseus solution to UK telecom operator Global Blue - Chip Customers Reveals weak points within the network and its operations Legacy network era → cloud - native 5G environment is critical Software solutions transform the entire network operation; cumbersome to switch Improved network quality and customer experience Platform Rollout Scale geographically; further penetration of product suite; new use cases

12 Landscape Competitors Similarities • Telco specialized and/or AI focused; network operations and automation savvy; positioned to leverage on the 5G/cloud transition Vendors Specialists Differences • Vendors: vertical (no multivendor) and proprietary technology focused • Not specialized in AI for Operations • Specialists: not focused on Cloud / AI / 5G disruption potential A0

13 Delivering ROI: Tangible Benefits Across the Value Chain KPIs Benefits Reduced Cost of Operations • Reduction in the overall number of tickets / work orders • Reduction in field - visit related travel costs Improved Network • Reduction in network failure & outages, increased network uptime • Reduction in high - priority service - impacting tickets Customer Satisfaction • Reduction in end users’ complaints • Improvement in customer satisfaction and reduce churn Upstream Downstream • 30 - 35% reduction in number of reactive tickets • $3 - 5m savings per year on a typical medium sized Network • 17% reduction in service - affecting incidents • 0.1 - 0.2% improvement in Network Quality - > CAPEX savings via better capacity usage • Up to 50% reduction in mean time to resolution • Reduction in number of customer complaints and better adherence to SLA commitments

14 Go - To - Market Pivot SaaS Transition By 2025, Channel Partners and Cloud Marketplaces, entities that utilize AI for operations transformations, are expected to account for 75% of revenue. The transformation will shorten sales cycles and drive higher growth. 2025 Indirect Sales Channels i.e. Partners, System Integrators, Resellers, Cloud Marketplaces. 2021 Focus on Indirect Sales Creating an as - a - Service proposition by leveraging core capabilities of Universal Prediction and Anomaly Detection Growing revenue streams with a focus on recurring revenue opportunities and redeployment for growth Direct Sales Channel Continuing to identify and expand into high - value Use Cases with a focus on hyper - efficient operations and end - to - end solutions

Poised for Growth: Leveraging Three Key Trends


Total Addressable Market
~$60 bn1
Service Addressable Market
~$9 bn2
Service Obtainable Market
~$135 m3


Ubiquity of Cloud Infrastructure


Shift Toward 5G Creating New Use Cases


Acceleration of Process Automation and Virtualization

1. Sources: Next Move Strategy Consulting "Predictive Maintenance Market by Component – Global Opportunity Analysis and Industry Forecast, 2022-2030" (July,2022); Valuates "Global AI in Telecommunication Market Size, Status and Forecast 2021-2027" (June,2021); BlueWeave Consulting "Data Center Infrastructure Management (DCIM) Market – Industry Trends & Forecast Report 2028 (May,2022); and ReportLinker "Global Application performance Management (APM) Industry".
2. IOT/AI/Data Centers/Application Performance - $8 to $10 billion of that total, including telco networks, 5G private networks, and network assurance.
3. 1% to 2% of the SAM is available to Avanseus right now

15

Vast Market Opportunity with Strong Tailwinds

$27.8 bn
Predictive Maintenance for IoT by 2027[1]

$14.9 bn
Artificial Intelligence in Telco by 2027[2]

$3.0 bn
Data Centre Infrastructure Management by 2027[3]

$12.0 bn
Application Performance Management by 2026[4]

Rapid growth of Digital Twin[5]

(Global digital twin market size, $in bn)


CAGR 25.4%
2.6
29.6
2020
2025E

Increase in 5G adoptions[6]

(Global 5G subscriptions, in bn)


CAGR 31%
0.7
4.4
2021
2027E

Boom of cloud infrastructure[7]

(Cloud IT Infrastructure spend, $ in bn)


CAGR 10.9%
71.8
133.7
2021
2026E

Rising adoption for enterprise application software[8]

(Global EAS market size, $ in bn)


CAGR 9.2%
271
421
2021
2025E

Sources: (1) Next Move Strategy Consulting "Predictive Maintenance Market by Component – Global Opportunity Analysis and Industry Forecast, 2022-2030" (July,2022); (2) Valuates "Global AI in Telecommunication Market Size, Status and Forecast 2021-2027" (June,2021); (3) BlueWeave Consulting "Data Center Infrastructure Management (DCIM) Market – Industry Trends & Forecast Report 2028 (May,2022); (4) ReportLinker "Global Application performance Management (APM) Industry", (Feb,2022); (5) BIS Research "Global Digital Twin Market" (Jan,2020);(6) Ericsson "Forecast Number of mobile 5G subscriptions worldwide" (Feb,2022);(7) IDC.com "Worldwide Quarterly Enterprise Infrastructure Tracker: Buyer and Cloud Deployment" (Mar,2022); (8) Gartner.com "Forecast Analysis: Enterprise Application Software, Worldwide" (July,2021)

16

FAT PROJECTS. ACQUISITION CORP avanseus

17 Value Creation Strategy EXPAND DIVERSIFY & Strengthen Business Model Design Studio Research & Development Enhance Partner Channels Customer Opportunities Enter New Verticals • Developing new Use Cases • Portfolio enrichment • Building industry - specific products • New intellectual property rights • Improving architectural setup of product • Product automation • Shifting from licensing to SAAS • Investing in people • M&A • Geographic expansion • Cross selling applications • IT and Media • Smart City/IoT • Manufacturing/IIoT • Hyper scalers • System integrators • Resellers • Cloud marketplaces Continuing to scale and innovate predictive operations to enhance our market - leading position with the highest installed base in network operations. $

18 Existing Customer Opportunities Expand with customers operating in multiple geographies Leverage global agreement of existing customer group moving from two countries to up to six across Europe Expand footprint in Latin America Expansion into the US Market Subsequent Use Case sales won’t require integration Expand into Network Performance Management and Energy Management Extend volumes to additional Telco domains and circles in India 5G performance monitoring and optimization proposition pushed to all current customers Strategy In Practice Geographic expansion Cross - selling

19 New Customer Pipeline One of the largest US Carriers – trial completed; commercial discussions now underway. Asian network operator with global footprint – trial completed with their European network; commercial negotiations underway. Trial completed and commercial discussion commencing with new LATAM customer (part of a larger European Group) In discussions or trials with approximately 43 potential customers including… Focused on customers that can scale with us

20 Focused M&A Strategy to Accelerate Growth Status Investments considered Portfolio Expansion • Companies with complementing Telco domain scope • Focus on business processes and channel management • Revenue in mid - single digit millions • AI capabilities or very high specialized expertise a must Portfolio Expansion • European - based provider of enabling SW platform for AI on real - time streaming data • Market ready, yet still in early traction stage • Retail, BFSI, and Manufacturing focused • Top Cloud SW skills Industry Expansion • Manufacturing and Industry - 4.0 focused AI product company • Revenues in mid - single digit • Specialized R&D with domain expertise • Proven capabilities in Augmented Operations Area Investment criteria Actively screening market and starting engagement Owner of company committed to integrating Initial dialogues entertained ӿ Strategy in line with expansion plan objectives, portfolio (industry, geography) and/or capability ӿ Complementary partner with minimal product overlap ӿ Greater return than organic growth or development Examples of current discussions

21 Core Technology Differentiators Provide Barriers Topology discovery powered and field - based learning prediction Neutral to the context of data origination Root Cause Analysis Anomaly Detection Always converging prediction algorithm With small or large inter - frame gaps; novel transfer learning mechanism Virtual service or NW slice prediction capable Multifactor prediction algorithm Universal prediction Complex Capabilities Network and equipment agnostic; no hyper parameters changes Fast convergence & optimized footprint prediction algorithm Gradient acceleration algorithm; adaptive data - based error threshold; time - bounded prediction Patented Patented Patented Patented Four pending patents in the U.S. Intellectual Property Growth

22 Financial Performance 77% 80% 89% -20% 20% 60% 100% -$3.0 -$1.0 $1.0 $3.0 $5.0 FY 2020 FY 2021 FY 2022 Revenue Net Assets Net Profit/(Loss) Gross Margin FY2022 Results: • Consistent margin expansion • Ukraine conflict postponed new customer discussions • Wage expenses and fees related to the business combination negatively impacted results ($ in millions) Avanseus is a proven leader in predictive operations and maintenance, an area of critical importance for large - scale infrastructure and use cases enabled by the rapid transformation of digital, cloud, and expanding markets

2 Proven Management Team with Deep Industry Expertise Innovative AI Solutions Address Large and Growing Markets – 5G, IoT, Mobility, & Automation Proven ROI with Highly Demanding, Blue Chip Global Customers Recurring Revenue Model with Robust Gross Margins and Expansion Path Barriers to Entry for AI - Driven Predictive Maintenance, Performance, and Energy Management 01 02 03 04 05

24 Appendix

25 Historical Income Statement FY2022A FY2021A FY2020A $ in millions 3.51 4.01 3,17 Revenue - 13% 27% 36% Year - over - Year Growth % (0.38) (0.80) (0.73) Cost of Sales 3.13 3.21 2.44 Gross Profit 89% 80% 77% Gross Profit Margins % 3.38 1.81 1.60 Wages OPEX 1 1.10 0.31 0.47 Non - wages OPEX 2 4.48 2.28 2.67 Operating Expenses (2.39) 0.87 0.02 Profit (loss) before income tax (0.09) (0.05) (0.05) Income tax expense (2.48) 0.82 (0.03) Net profit/(loss) 1. Wages OPEX refers to expenses related to salaries, R&D, Design Studio, SG&A as well as fringe expenses. 2. Non - Wages OPEX refers to office rent, accommodation cost, legal and professional fees and etc .

26 Balance Sheet FY2022A FY2021A FY2020A Assets Current Assets 3,120,459 3,408,708 2,010,415 Cash and bank balances 204,154 925,860 2,286,501 Trade receivables and other current assets 3,324,613 4,334,568 4,296,916 Total Current Assets Non - Current Assets 163,342 76,705 19,896 PPE 3,103 3,255 3,576 Intangible asset 20,750 26,657 27,741 Deferred Income tax 187,195 106,617 51,213 Total Non - current Assets 3,511,808 4,441,185 4,348,129 Total Assets Liabilities Current Liabilities 410,608 419,564 392,130 Trade and other payables 287,500 1,301,495 2,193,904 Contract liabilities 698,108 1,721,059 2,586,034 Total Current Liabilities Non Current Liabilities 188,318 109,431 105,901 Post - employment benefit 188,318 109,431 105,901 Total Non - Current Liabilities 886,426 1,830,490 2,691,935 Total Liabilities 2,625,382 2,610,695 1,656,194 Net Assets Equity 9,241,322 7,133,322 6,997,882 Issued Share Capital 1,886,884 1,503,802 1,509,603 Other Reserves (8,502,885) (6,026,484) (6,851,276) Accumulated Losses 61 55 45 Non - controlling interest 2,625,382 2,610,695 1,656,254 Total Equity

AI - Driven Predictive Operations Thank You www.avanseus.com